UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

RETAIL PROPERTIES OF AMERICA, INC.

(exact name of registrant as specified in charter)

Maryland	001-35481	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Spring Road, Suite 200, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 634-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2014, the Board of Directors (the “Board of Directors”) of Retail Properties of America, Inc. (the “Company”) (NYSE: RPAI) amended the Sixth Amended and Restated Bylaws of the Company to change the voting standard for uncontested director elections from a plurality voting standard to a majority voting standard (the “Bylaw Amendment”). Accordingly, pursuant to the Bylaw Amendment, in future uncontested director elections, a director nominee will be elected only if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. The Bylaw Amendment retains a plurality voting standard in contested elections of directors. An election of directors at a meeting of stockholders will be considered contested if, as of the later of (i) the record date for such meeting or (ii) the last day on which a stockholder can timely provide notice to the Secretary of the Company of its intent to nominate a person for election to the Board of Directors at such meeting, the Secretary of the Company has received proper notice that has not been withdrawn that a stockholder proposes to nominate a person for election to the Board of Directors at such meeting.

In connection with the approval of the Bylaw Amendment, on February 11, 2014, the Board of Directors approved an amendment to the Company’s Guidelines on Corporate Governance (the “Guidelines Amendment”). The Guidelines Amendment creates a director resignation policy that sets forth the Board of Directors’ expectation that any director that fails to receive the required majority vote in an uncontested election will promptly tender his or her resignation to the Board of Directors for its consideration. The Guidelines Amendment also provides that the Board of Directors will act on any such tendered resignation within 90 days following certification of the stockholder vote and will promptly and publicly disclose its decision.

The summary of the Bylaw Amendment above is qualified in its entirety by the Bylaw Amendment filed herewith as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment No.1 to the Sixth Amended and Restated Bylaws of Retail Properties of America, Inc. (as adopted on February 11, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.
(Registrant)

	By:	/s/ Dennis K. Holland
Dennis K. Holland
Date: February 12, 2014		Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No.1 to the Sixth Amended and Restated Bylaws of Retail Properties of America, Inc. (as adopted on February 11, 2014).